UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 31, 2007

FIDELITY NATIONAL INFORMATION SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
The Compensation Committee of the Board of Directors of Fidelity National Information Services, Inc. (the “Company”) approved an amendment to the Certegy Inc. Supplemental Executive Retirement Plan, which was previously filed as Exhibit 10.39 to Certegy Inc.’s Form 10-K filed February 17, 2004 (the “SERP”). The amendment was executed on December 31, 2007.
The SERP was adopted by Certegy Inc. for certain of its executive officers, including the Company’s President and Chief Executive Officer, Lee A. Kennedy. The Company assumed sponsorship of the SERP when it merged with Certegy Inc. in 2006. The SERP is a nonqualified defined benefit pension plan that is intended to provide retirement benefits that supplement the retirement benefits provided under the Company’s frozen qualified pension plan, which the Company also assumed in the merger with Certegy, Inc. Mr. Kennedy is the only named executive officer who participates in the SERP.
The amendment provides that (i) no new participants may join the SERP after December 31, 2007, (ii) each current participant’s accrued SERP benefit will be frozen as of December 31, 2007 and (iii) no participant will accrue additional benefits under the SERP after December 31, 2007. The amendment also allows SERP participants to change the time and form of payment of their SERP benefits by making an irrevocable election by December 31, 2007, as is permitted under transition rules relating to Section 409A of the Internal Revenue Code (“Section 409A”). Pursuant to this election, Mr. Kennedy and other SERP participants may elect to receive their SERP benefits in a lump sum at a specified date prior to termination of employment, as well as in a new form of payment (a single life annuity, a joint and survivor annuity, a ten year certain and life annuity or a lump sum) that will apply if they do not elect a pre-termination payment date or if their employment terminates prior to the pre-termination payment date they elected. In either case, the new payment elections will apply regardless of when and in what form their SERP benefits would have been paid had they not made the election. Prior to the amendment, SERP benefits were payable upon normal or early retirement and were payable in a life annuity, a joint and survivor annuity or other actuarially equivalent forms, including a lump sum. Finally, the amendment also provides for a six month delay of payments, subject to Section 409A, to certain employees if their SERP benefits are paid upon termination of employment.
Mr. Kennedy has entered into a new payment election agreement with the Company pursuant to which he elected to receive his accrued SERP benefit in a lump sum on January 31, 2008 or in a lump sum upon termination of employment (subject to the six month delay if he is a specified employee at the time of termination) if the termination occurs prior to January 31, 2008.
The foregoing summary of the amendment to the SERP does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit
Number	Description
10.1	Amendment to Certegy Inc. Supplemental Executive Retirement Plan
10.2	Payment Election Form

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Jeffrey S. Carbiener
Jeffrey S. Carbiener
Executive Vice President and Chief Financial Officer

Dated: January 2, 2008

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment to Certegy Inc. Supplemental Executive Retirement Plan
10.2	Payment Election Form

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